Exhibit 99.2
NABORS INDUSTRIES April 29, 2025 1Q 2025 Earnings Presentation

N A B O R S . C O M We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • geopolitical events, pandemics and other macro-events and their respective and collective impact on our operations as well as oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the amount and nature of our future capital expenditures and how we expect to fund our capital expenditures; • the occurrence of cybersecurity incidents, attacks and other breaches to our information technology systems; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities and the global interest rate environment; • our dependence on our operating subsidiaries and investments to meet our financial obligations; • our ability to retain skilled employees; • our ability to realize the expected benefits of our acquisition of Parker Drilling Company (“Parker”) as well as other strategic transactions we may undertake; • changes in tax laws and the possibility of changes in other laws and regulation; Forward-Looking Statements NABORS INDUSTRIES 2 • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; • global views on and the regulatory environment related to energy transition and our ability to implement our energy transition initiatives; • potential long-lived asset impairments • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes, sanctions or tariffs, by either the U.S. or any other country in which we operate or have supply lines; • general economic conditions, including the capital and credit markets; • potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; • our ability to retain key personnel of Nabors and Parker; • the significant costs to integrate Parker's operations with our own; • our ability to successfully integrate Parker’s business with our own and to realize the expected benefits of the merger with Parker, including expected synergies; and • the combined company's ability to utilize NOLs; Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt, adjusted gross margin and adjusted free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Other companies in our industry may compute these metrics differently. These measures have limitations and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP.

NABORS INDUSTRIES

The Industry's Most Innovative Technology

Working in tandem to generate superior drilling performance

Drilling Operations
+
Drilling Solutions
+
Rig Technologies

Integrated Drilling and Technology Solutions

Energy Transition

1Q 2025
Adjusted EBITDA by Segment*



2%
16%
36%
45%
U.S. Drilling
International Drilling
Drilling Solutions
Rig Technologies

*Includes 20-day contribution of Parker Wellbore adjusted EBITDA post acquisition

Note: For the reconciliations of adjusted EBITDA to the most comparable non-GAAP measures see non-GAAP reconciliations in Appendix

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Our Businesses Offer Unique Vertical Integration Siggi Meissner President, Global Drilling & Energy Transition Rig Technologies Canrig equipment & technology designed to enable automation Drilling Solutions (NDS) Utilizing the rig as a platform to deliver differentiated services U.S. Drilling A leading provider of high-specification rigs NABORS INDUSTRIES Subodh Saxena SVP, Canrig & Nabors Drilling Solutions N A B O R S . C O M 4 International Drilling Deploying best fit-for-purpose rigs in key markets

Nabors Industries and Parker Wellbore

Addition of Parker Wellbore Drives Significant Benefits

- Expands Nabors Drilling Solutions (NDS)
- Adds Quail Tools to NDS portfolio
- Enhances scale with growing franchise
- Strengthens international presence
- Incremental adjusted FCF and improves leverage metrics

Estimating ~$40 million of synergies in 2025
Run-rate adjusted EBITDA plus synergies of $190 million
Adjusted EBITDA less CAPEX of $110 million

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Operations & Maintenance • Customer-owned or third-party rigs • Rig design upgrades and project management v N A B O R S . C O M 6 Nabors Owned Rigs • Land rigs • Offshore platform and barge rigs Surface & Tubular Rentals • Drill pipe & pressure control rental • Machine shops - inspection & repair Casing & Tubular Running • Casing running services • BHA tool rentals Nabors Drilling Nabors Drilling Solutions Nabors Industries and Parker Wellbore Parker Folds Neatly into Nabors’ Strategy

N A B O R S . C O M Active Owned Rigs in Four Key Regions* Nabors & Parker Active Rigs Worldwide 7 72 USA 50 KSA 22 LATAM 18 EH Active rigs in the U.S., with almost half in West Texas and another quarter in the Bakken. A key growth region with 50 active rigs operated by SANAD, our JV with Saudi Aramco. Argentina is the leading rig growth market in the region. Meaningful footprint in Colombia land, as well as Mexico offshore. A critical region for success, with rigs in Algeria, Kazakhstan, Kuwait, Oman & Papua New Guinea. *As of 3/31/2025

N A B O R S . C O M 8 Drivers of Growth Capitalizing on global expansion  Leveraging our broad international footprint Expanding our customer base  Developing paths to growth for NDS on Nabors U.S., third party, and international rigs Driving healthy margins in Lower 48 Drilling  Demonstrating the value of our best-in-class high-spec fleet Reducing carbon intensity  Energy transition and sustainability expansion Innovating advances in drilling  Setting the industry standard in automation and robotics Focused on Advanced Technology to Drive Solutions

NABORS INDUSTRIES

Recent Highlights

- Completed the Parker Wellbore acquisition in 1Q
- Deployed 1 rig in Saudi Arabia and 1 rig in Colombia in 1Q; in 2Q 2 deployments planned in Saudi Arabia, 3 in Kuwait and 1 restart in Mexico
- International Drilling daily adj. margin of >$17,400 in 1Q; Lower 48 rigs generating daily adj. margin of ~$14,300
- Drilling Solutions adjusted gross margin of ~53% in 1Q, and contributed 16% of total operating adjusted EBITDA

Note: For the reconciliations of adjusted EBITDA, adjusted gross margin, net debt and adjusted free cash flow to the most comparable non-GAAP measures see non-GAAP reconciliations in Appendix

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N A B O R S . C O M Performance excellence in the Lower 48 10 Expanding & enhancing our International business Key Value Drivers 1 Advancing technology & innovation with demonstrated results Focused on our commitment to de-lever 2 3 Leading in Sustainability and the Energy Transition 4 5

N A B O R S . C O M $- $10,000 $20,000 $30,000 $40,000 $50,000 International Drilling Daily Rig Revenue(1) $- $4,000 $8,000 $12,000 $16,000 $20,000 International Drilling Daily Adjusted Gross Margin(1) 1 Expanding International margins as we grow our fleet Focus on Improving International Rig Economics Resilience Leading to Growth in Our International Segment 11 (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M $0 $5,000 $10,000 $15,000 $20,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2022 2023 2024 2025 International Drilling Adjusted Daily Gross Margin(1) $30,000 $40,000 $50,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2022 2023 2024 2025 International Drilling Daily Revenue(1) 1 Enhancing both the top and bottom line Focus on Improving International Rig Economics Resilience Leading to Growth in Our International Segment 12 (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M Strategic Newbuild Program Leading to Significant Financial Growth ⟩ High-impact Growth Initiative in Saudi Arabia: A unique, large-scale expansion project in the premier global market ⟩ Strategic Partnership with Saudi Aramco: Collaborating with the world’s leading energy company ⟩ Solid Financial Returns: Recovery of invested capital within 5 years on a 6-year initial contract, plus a 4-year renewal mechanism ⟩ Clear Path to Adjusted Free Cash Flow: Expected newbuild additions drive projected increase in adjusted free cash flow ⟩ Self-funded Growth: Capital expenses fully funded internally by SANAD cash generation and cash in hand ⟩ Significant Deployment Progress To-Date: 15 rigs awarded; 11 already operating, with 4 to be delivered in the next 12 months ⟩ Long-term Scale: A total of 50 rigs to be constructed and deployed over a 10-year period 13 $(200) $(100) $- $100 $200 $300 $400 $500 $600 $- $100 $200 $300 $400 $500 $600 $700 $800 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 SANAD Adjusted EBITDA SANAD Capex SANAD Adjusted EBITDA less Capex Adjusted EBITDA, Capex Adjusted EBITDA less Capex $0 Illustrative Financial Results for SANAD Newbuilds Note: 2024 are actual values. Illustrations reflect the completion of the newbuild rig program through 2033, with the existing fleet at the end of 2024 remaining operational. SANAD capex includes newbuild and maintenance capex. 1 Resilience Leading to Growth in Our International Segment

N A B O R S . C O M 1 1 2 -1 -1 -1 -3 4 3 1 1 1 -2 85 83 91 Rig Count 70 75 80 85 90 95 100 105 110 1 Significant Opportunity for Additional International Rigs through YE 2025 14 Actively pursuing multiple opportunities in addition to contracts in-hand * These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. The estimates do not represent guidance or projections. Resilience Leading to Growth in Our International Segment Awarded/Contracted International Drilling Opportunity Set Rig Count* Working Releases Suspensions Parker Parker Wind-down Restart Release

N A B O R S . C O M $- $4,000 $8,000 $12,000 $16,000 $20,000 Adjusted Daily Gross Margin(1) $- $8,000 $16,000 $24,000 $32,000 $40,000 Daily Rig Revenue(1) 2 L48 Daily Revenue and Margin above All Prior Cycle Highs Performance Excellence In The Lower-48 15 Strong daily revenue and margins leading to free cash flow (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M $0 $5,000 $10,000 $15,000 $20,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2022 2023 2024 2025 L48 Drilling Adjusted Daily Gross Margin(1) $0 $10,000 $20,000 $30,000 $40,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2022 2023 2024 2025 L48 Drilling Daily Revenue(1) 2 Delivering Results in a Challenging Market Performance Excellence In The Lower-48 16 Navigating market volatility with pricing discipline (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 0% 15% 30% 45% 60% $- $100 $200 $300 $400 NDS Revenue, Adjusted EBITDA & Adjusted Gross Margin % Revenue Adjusted EBITDA Adjusted GM % NDS Margin Gains Fueled by Increasing Penetration and Improving Service-line Mix Improving Outlook For Our Technology & Innovation 17 Adjusted gross margin of 53% For 1Q 2025 3 * YTD 3/31/25 annualized

N A B O R S . C O M 0% 100% 200% 300% 400% 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q'25* NDS - U.S. Growth % 0% 500% 1000% 1500% 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q'25* NDS - International NDS Portfolio Demonstrating Value, Globally Improving Outlook For Our Technology & Innovation 18 3 * YTD 3/31/25 annualized Revenue Growth since Inception U.S. 57% International 43% 1Q 2025 Revenue

3 Improving Outlook For Our Technology & Innovation

Canadian Third-Party Operator Achieves >30% Faster Connection Times with Nabors Automation

AKITA DRILLING
Drilling Contractor

kiwetinohk energy
Operator

Nabors Drilling Solutions deployed a suite of advanced technologies, including **SmartROS®**, **RigCLOUD®**, **ROCKit®** and **SmartDRILL®**

Results:

Using Nabors' technology Akita Rig 41 continues to set new benchmarks in drilling automation and operational excellence, including:

- Achieved the **fastest connection times** in a lateral section for Kiwetinohk
- **30% savings** in Weight-to-Weight Time
- **84% utilization** of SmartDRILL Process Automation

Demonstrated Results –
Significant improvement in connection times


Manual vs. SmartDRILL Connection Times
Avg StW, StS and WtS (mins)
-22%
-37%
11.29
8.80
11.88
7.48
Well 1 - 3
Well 4 - 7
SmartDRILL Off
SmartDRILL On

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N A B O R S . C O M Executing on Leverage Optimization Progress on Our Commitment to De-lever 20 4  At closing in March, Parker held $178 million of gross debt and $85 million in cash  Post-close, transitioned the debt to Nabors’ revolving credit facility, resulting in immediate savings by eliminating higher interest loans $ Intention to refinance the revolver balance with a term loan structure

N A B O R S . C O M Our Energy Transition and Sustainability Strategy Leading in Sustainability and the Energy Transition 21 Improve Nabors’ environmental footprint Collaborate with peers to reduce carbon output in our industry Partner in adjacent markets that leverage our talent and technologies Invest in companies developing green technologies 5

N A B O R S . C O M Electrification Pursuing Multiple Decarbonization Pathways Green Fuels* Energy Storage* Leading in Sustainability and the Energy Transition Nabors Initiatives to Lower Emissions 22 Emissions Monitoring Engine Optimization 5 Energy Efficient Lighting *Note: Energy Storage and Green Fuels are under development with R&D.

Appendix 23

N A B O R S . C O M Rig Utilization and Availability, March 31, 2025 24 Rig Fleet(1) 318 Rigs on Revenue(1) 155 Utilization(1) 49% Total U.S. Offshore 16 3 17% 17 7 41% Alaska International 135 83 61% 110 62 56% U.S. Lower-48 High Spec(2) (1) As of March 31, 2025 (2) Excludes non-high spec rigs in the Lower 48

N A B O R S . C O M Nabors 1Q 2025 EBITDA by Segment Nabors Industries and Parker Wellbore 25 Lower 48 Alaska and U.S. Offshore ⟩ $72.2 million ⟩ $19.7 million ⟩ 198.5 million ⟩ $5.6 million Drilling Solutions Rig Technologies Nabors Parker* Total International ⟩ $114.5 million ⟩ $31.3 million ⟩ $9.6 million ⟩ $1.0 million ⟩ $0.8 million ⟩ ~$7.8 million Corporate ⟩ ($44.8 million) ⟩ ($3.5 million) *Parker numbers are 20-day period post-closure of the acquisition Combined* ⟩ $40.9 million ⟩ $115.5 million ⟩ $20.5 million ⟩ $206.3million ⟩ ($48.3 million) ⟩ $5.6 million ⟩ $72.2 million

N A B O R S . C O M Reconciliation of Non-GAAP Financial Measures to Net Income (Loss) 26 Adjusted EBITDA represents net income (loss) before, income taxes, investment income (loss), interest expense, gain on bargain purchase, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below. (In thousands) March 31, December 31 March 31, 2024 2024 2025 Net income (loss) (9,002) $ (32,869) $ 57,179 $ Income tax expense (benefit) 16,044 15,231 15,007 Income (loss) from continuing operations before income taxes 7,042 (17,638) 72,186 Investment (income) loss (10,201) (8,828) (6,596) Interest Expense 50,379 53,642 54,326 Gain on bargain purchase - - (112,999) Other, net 16,108 37,021 44,790 Adjusted Operating Income (loss) 63,328 64,197 51,707 Depreciation and Amortization 157,685 156,348 154,638 Adjusted EBITDA $ 221,013 220,545 $ 206,345 $ Three Months Ended

Reconciliation of U.S. Drilling Segment Adjusted Gross Margin to U.S. Drilling Segment Adjusted Operating Income

Adjusted gross margin by segment represents adjusted operating income (loss) plus general and administrative costs, research and engineering costs and depreciation and amortization.

(In thousands)	Three Months Ended March 31, 2024	Three Months Ended December 31, 2024	Three Months Ended March 31, 2025
Lower 48 - U.S. - Drilling			
Adjusted operating income	$ 39,264	$ 27,354	$ 18,995
Plus: General and administrative costs	4,823	5,156	4,817
Plus: Research and engineering	964	1,002	823
GAAP Gross Margin	45,051	33,512	24,635
Plus: Depreciation and amortization	59,733	57,019	53,225
Adjusted gross margin	**$ 104,784**	**$ 90,531**	**$ 77,860**
Other - U.S. - Drilling			
Adjusted operating income	$ 11,265	$ 11,619	$ 12,604
Plus: General and administrative costs	325	305	405
Plus: Research and engineering	47	72	62
GAAP Gross Margin	11,637	11,996	13,071
Plus: Depreciation and amortization	10,142	9,765	7,887
Adjusted gross margin	**$ 21,779**	**$ 21,761**	**$ 20,958**
U.S. - Drilling			
Adjusted operating income	$ 50,529	$ 38,973	$ 31,599
Plus: General and administrative costs	5,149	5,461	5,222
Plus: Research and engineering	1,011	1,074	885
GAAP Gross Margin	56,689	45,508	37,706
Plus: Depreciation and amortization	69,874	66,784	61,112
Adjusted gross margin	**$ 126,563**	**$ 112,292**	**$ 98,818**

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N A B O R S . C O M Reconciliation of Net Debt to Total Debt 28 Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below. March 31, December 31, March 31, 2024 2024 2025 Long-Term Debt 2,512,175 2,505,217 2,685,169 Cash & Short-term Investments 425,560 397,299 404,109 Net Debt 2,086,615 2,107,918 2,281,060 (In thousands)

N A B O R S . C O M Reconciliation of Adjusted EBITDA by Segment to Adjusted Operating Income (Loss) by Segment 29 Adjusted EBITDA by segment represents adjusted income (loss) plus depreciation and amortization. Three Months Ended March 31, 2025 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 31,599 $ 32,958 $ 32,913 $ 4,335 $ (50,098) $ 51,707 $ Depreciation and amortization 61,112 82,528 7,940 1,228 1,830 154,638 Adjusted EBITDA $ 115,486 92,711 $ 40,853 $ 5,563 $ (48,268) $ 206,345 $ (In thousands) Three Months Ended December 31, 2024 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 38,973 $ 29,528 $ 28,944 $ 8,413 $ (41,661) $ 64,197 $ Depreciation and amortization 82,434 66,784 4,865 795 1,470 156,348 Adjusted EBITDA $ 105,757 111,962 $ 33,809 $ 9,208 $ (40,191) $ 220,545 $ Three Months Ended March 31, 2024 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) 50,529 $ 22,476 $ 26,893 $ 4,209 $ (40,779) $ 63,328 $ Depreciation and amortization 80,022 69,874 4,894 2,592 303 157,685 Adjusted EBITDA $ 102,498 120,403 $ 31,787 $ 6,801 $ (40,476) $ 221,013 $

N A B O R S . C O M Reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities 30 Adjusted free cash flow represents net cash provided by operating activities less cash used for capital expenditures, net of proceeds from sales of assets. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management as a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or to return to shareholders through dividend payments or share repurchases. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP. Three Months Ended (In thousands) March 31 2025 Net cash provided by operating activities 87,735 $ Add: Capital expenditures, net of proceeds from sales of assets (159,161) Adjusted free cash flow (71,426) $

NABORS INDUSTRIES LTD. NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067-4525 @ n a b o r s g l o b a l Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com